                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Critical Path, Inc. of our report dated August 20, 1999 relating to the financial statements of The docSpace Company Inc., which appears in Critical Path, Inc.'s Current Report on Form 8-K/A dated March 20, 2000.


/s/ ARTHUR ANDERSEN LLP

August 22, 2000
Toronto, Ontario